As filed with the Securities and Exchange Commission on April 25, 1997
                                                     Registration No. 33-53023

                           ------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                        COEUR D'ALENE MINES CORPORATION
            (Exact name of registrant as specified in its charter)



                   Idaho                                      82-109423
  ---------------------------------------------           -------------------
  (State or other jurisdiction of incorporation            I.R.S. Employer
             or organization)                             Identification No.)


                       400 Coeur d'Alene Mines Building
                               505 Front Avenue
                          Coeur d'Alene, Idaho 83814
                                 208-667-3511
  ---------------------------------------------------------------------------
                      (Address, including zip code and
                       telephone number, including area
                        code, of registrant's principal
                              executive offices)


                               DENNIS E. WHEELER
                            Chairman of the Board,
                     President and Chief Executive Officer
                        Coeur d'Alene Mines Corporation
                       400 Coeur d'Alene Mines Building
                               505 Front Avenue
                          Coeur d'Alene, Idaho 83814
                                 208-667-3511
  ---------------------------------------------------------------------------
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                        POST-EFFECTIVE AMENDMENT NO. 2

                                      TO

                        FORM S-3 REGISTRATION STATEMENT

                                      OF

                        COEUR D'ALENE MINES CORPORATION


     Pursuant to paragraph (a)(3) of the Undertakings set forth under Item 17 of the Registration Statement, this Post-Effective Amendment No. 2 to the Form S-3 Registration Statement of Coeur d'Alene Mines Corporation (the "Company") is filed to remove from registration the $3,670,000 principal amount of the Company's 6 3/8% Convertible Subordinated Debentures Due 2004 that remained unsold upon termination of the registered shelf offering three years after the initial sale thereof.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in Coeur d'Alene, Idaho, on the 24th day of April, 1997.

                                  COEUR D'ALENE MINES CORPORATION
                                          (Registrant)


                                  By: /s/DENNIS E. WHEELER*
                                      ----------------------
                                      Dennis E. Wheeler
                                      (Chairman of the Board,
                                      President and Chief
                                      Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated:

     Signature                   Title
     ---------                   -----

  /s/DENNIS E. WHEELER*    Chairman of the Board
  ---------------------    of Directors, President,
  Dennis E. Wheeler        Chief Executive Officer
                           and Director (Principal
                           Executive Officer)


  /s/JAMES A. SABALA*      Senior Vice President
  ---------------------    Finance and Treasurer,
  James A. Sabala          (Principal Financial and
                           Accounting Officer) and
                           Director


  ---------------------    Director
  Cecil D. Andrus


  /s/JOSEPH C. BENNETT*    Director
  ---------------------
  Joseph C. Bennett


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


  /s/JAMES J. CURRAN*      Director
  ---------------------
  James J. Curran


  /s/JEFFERY T. GRADE*     Director
  ---------------------
  Jeffery T. Grade


  /s/DUANE B. HAGADONE*    Director
  ---------------------
  Duane B. Hagadone


  /s/JAMES A. MCCLURE*     Director
  ---------------------
  James A. McClure



 * By /s/WILLIAM F.BOYD    Date:  April 24, 1997
 ---------------------
     William F. Boyd
     Attorney-in-Fact


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